UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2005
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-13102 (Commission File Number)	36-3935116 (I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition.

     On February 23, 2005, First Industrial Realty Trust, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and full fiscal year ended December 31, 2004 and certain other information.

     Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company’s press release dated February 23, 2005, announcing its financial results for the fiscal quarter and full fiscal year ended December 31, 2004.

On February 24, 2005, the Company will hold an investor conference and webcast at 11:00 a.m. Eastern time to disclose and discuss the financial results for the fourth fiscal quarter and full fiscal year of 2004.

The information furnished in this report under this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1.	First Industrial Realty Trust, Inc. Press Release dated February 23, 2005 (furnished pursuant to Item 2.02).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.
By:	/s/ Michael J.Havala
	Name:	Michael J. Havala
	Title:	Chief Financial Officer

Date: February 23, 2005